                                      NOTE

December 31, 1998                                      GEORGETOWN, MASSACHUSETTS

                   172 East Main Street, Georgetown, MA 01833

1.    BORROWER'S PROMISE TO PAY

            In return for a loan that UNITED DEVELOPMENT TRUST ("UDT") has received, UDT promises to pay U.S.$99,750.00 (this amount is called "principal"), plus interest, to the order of the Lender. The Lender is UFP TECHNOLOGIES, INC. UDT understands that the Lender may transfer this Note. The Lender, or anyone who takes this Note by transfer and who is entitled to receive payments under this Note, is called the "Note Holder."

2.    INTEREST

            Interest will be charged on unpaid principal until the full amount of principal has been paid. UDT will pay interest at a yearly rate of 9.75%.

            The interest rate required by this Section 2 is the rate UDT will pay both before and after any default described in Section 5 of this Note.

3.    TIME AND PLACE OF PAYMENTS

            UDT will pay principal and interest as per the attached debt amortization schedule. UDT will make monthly payments at: 172 East Main Street, Georgetown, MA 01833.

4.    LOAN CHARGES

            If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from UDT, which exceeded permitted limits, will be refunded to UDT. The Note Holder may choose to make this refund by reducing the principal UDT owes under this Note, or by making a direct payment to UDT. If a refund reduces principal, the reduction will be treated as a partial prepayment.

5.    BORROWER'S FAILURE TO PAY AS REQUIRED

      (A)   Late Charge for Overdue Payments

            If the Note Holder has not received the full amount of payment by the end of 30 calendar days after the date it is demanded for payment, UDT will pay a late charge to the Note Holder. The amount of the charge will be 3.0% of the overdue payment of principal and interest.

      (B)   Default

            If UDT does not pay the full amount of each monthly payment on the date it is due, it will be in default.

      (C)   Notice of Default

            If UDT is in default, the Note Holder may send UDT a written notice telling it that if it does not pay the overdue amount by a certain date, the Note Holder may require UDT to pay immediately the full amount of principal, which has not been paid, and all the interest that it owes on that amount. That date must be at least 30 days after the date on which the notice is delivered or mailed to UDT.

      (D)   No Waiver By Note Holder

            Even if, at a time when UDT is in default, the Note Holder does not require UDT to pay immediately in full as described above, the Note holder will still have the right to do so if UDT is in default at a later time.

    (E)     Payment of Note Holder's Costs and Expenses

            If the Note Holder has required UDT to pay immediately in full as described above, the Note Holder will have the right to be paid back by UDT for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

                                                                         over ->
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NOTE:                                                                     Page 2
UFP Technologies, Inc. (Note Holder), 172 East Main Street, Georgetown, MA 01833 United Development Trust (Borrower)
--------------------------------------------------------------------------------

6.    GIVING OF NOTICE

            Unless applicable law requires a different method, any notice that must be given to UDT under this Note will be given by delivering it or by mailing it by first class mail to UDT at the Property Address above, or at a different address if UDT gives the Note Holder a different address.

            Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note holder at the address stated in Section 3(A) above, or at a different address if UDT is given a notice of that different address.

7. THE NOTE IS SECURED BY A SECURITY INTEREST in the property located at 1528 Church Street, Decatur, AL 35602-1207. It is understood that this security is subordinate to the first mortgage on said property.

WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED:


/s/ [Illegible]              (Seal)                                       (Seal)
-----------------------------------            ---------------------------------
UNITED DEVELOPMENT TRUST ("UDT")               SSN
GENERAL PARTNER
044223485

UFP Technologies
UDT Debt Amortization

Month        Year   Principle   Interest    Total      Balance
-----        ----   ---------   --------    -----      -------

Dec          1998                                     99,750.00
January      1999    1,296.53    810.47    2,107.00   98,453.47
February     1999    1,307.07    799.93    2,107.00   97,146.40
March        1999    1,317.69    789.31    2,107.00   95,828.72
April        1999    1,328.39    778.61    2,107.00   94,500.33
May          1999    1,339.18    767.82    2,107.00   93,161.14
June         1999    1,350.07    756.93    2,107.00   91,811.08
July         1999    1,361.04    745.96    2,107.00   90,450.04
August       1999    1,372.09    734.91    2,107.00   89,077.95
Septembe     1999    1,383.24    723.76    2,107.00   87,694.71
October      1999    1,394.48    712.52    2,107.00   86,300.22
November     1999    1,405.81    701.19    2,107.00   84,894.41
December     1999    1,417.23    689.77    2,107.00   83,477.18
January      2000    1,428.75    678.25    2,107.00   82,048.43
February     2000    1,440.36    666.84    2,107.00   80,608.08
March        2000    1,452.06    654.94    2,107.00   79,156.02
April        2000    1,463.86    643.14    2,107.00   77,692.16
May          2000    1,475.75    631.25    2,107.00   76,216.41
June         2000    1,487.74    619.26    2,107.00   74,728.67
July         2000    1,499.83    607.17    2,107.00   73,228.84
August       2000    1,512.02    594.98    2,107.00   71,716.82
Septembe     2000    1,524.30    582.70    2,107.00   70,192.52
October      2000    1,536.69    570.31    2,107.00   68,655.84
November     2000    1,549.17    557.83    2,107.00   67,106.66
December     2000    1,561.76    545.24    2,107.00   85,544.91
January      2001    1,574.45    532.55    2,107.00   63,970.46
February     2001    1,587.24    519.76    2,107.00   62,383.22
March        2001    1,600.14    506.86    2,107.00   60,783.08
April        2001    1,613.14    493.86    2,107.00   59,169.94
May          2001    1,626.24    480.76    2,107.00   57,543.70
June         2001    1,639.46    467.54    2,107.00   55,904.24
July         2001    1,652.78    454.22    2,107.00   54,251.46
August       2001    1,666.21    440.79    2,107.00   52,585.26
Septembe     2001    1,679.74    427.26    2,107.00   50,905.51
October      2001    1,693.39    413.61    2,107.00   49,212.12
November     2001    1,707.15    399.85    2,107.00   47,504.97
December     2001    1,721.02    385.98    2,107.00   45,783.95
January      2002    1,735.01    371.99    2,107.00   44,048.94
February     2002    1,749.10    357.90    2,107.00   42,299.84
March        2002    1,763.31    343.69    2,107.00   40,536.52
April        2002    1,777.64    329.36    2,107.00   38,758.88
May          2002    1,792.08    314.92    2,107.00   36,966.80
June         2002    1,806.64    300.36    2,107.00   35,160.16
July         2002    1,821.32    285.68    2,107.00   33,338.83
August       2002    1,836.12    270.88    2,107.00   31,502.71
Septembe     2002    1,851.04    255.96    2,107.00   29,651.67

October      2002    1,866.08    240.92    2,107.00   27,785.59
November     2002    1,881.24    225.76    2,107.00   25,904.35
December     2002    1,896.53    210.47    2,107.00   24,007.82
January      2003    1,911.94    195.06    2,107.00   22,095.88
February     2003    1,927.47    179.53    2,107.00   20,168.41
March        2003    1,943.13    163.87    2,107.00   18,225.28
April        2003    1,958.92    148.08    2,107.00   16,266.36
May          2003    1,974.84    132.16    2,107.00   14,291.53
June         2003    1,990.88    116.12    2,107.00   12,300.64
July         2003    2,007.06     99.94    2,107.00   10,293.59
August       2003    2,023.36     83.64    2,107.00    8,270.22
Septembe     2003    2,039.80     67.20    2,107.00    6,230.42
October      2003    2,056.38     50.62    2,107.00    4,174.04
November     2003    2,073.09     33.91    2,107.00    2,100.95
December     2003    2,089.93     17.07    2,107.00       11.02